UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nikola Corporation

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! NIKOLA CORPORATION 2021 Annual Meeting Vote by June 29, 2021 11:59 PM ET NIKOLA CORPORATION 4141 E BROADWAY ROAD PHOENIX, AZ 85040 D54764-P55366 You invested in Nikola Corporation and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on June 30, 2021. Get informed before you vote View the Proxy Statement and Annual Report on Form 10-K, as amended, online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 16, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 30, 2021 vote without entering a 9:00 AM PT control number Attend the meeting virtually at: www.virtualshareholdermeeting.com/NKLA2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials, which contain important information about the proposals being presented at the upcoming Annual Meeting of Stockholders. Please follow the instructions on the reverse side to access and review the proxy materials before voting. Board Voting Items Recommends 1. Election of Directors Nominees: (1) Mark A. Russell (6) Mary L. Petrovich For All (2) Stephen J. Girsky (7) Steven M. Shindler (3) Sooyean (Sophia) Jin (8) Bruce L. Smith (4) Michael L. Mansuetti (9) DeWitt C. Thompson, V (5) Gerrit A. Marx (10) Jeffrey W. Ubben 2. The approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers. For 3. The selection, on a non-binding advisory basis, of the frequency of holding a non-binding advisory vote on executive Every compensation. Year 4. The approval of an amendment to the Nikola Corporation 2020 Employee Stock Purchase Plan to eliminate the annual For evergreen and impose a fixed limit on the number of authorized shares. 5. The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the For Company for the fiscal year ending December 31, 2021. NOTE: In his or her discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D54765-P55366